Exhibit 10.1

EXECUTION VERSION

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of April 23, 2026 (the “Amendment Effective Date”), is entered into among Lord Abbett Private Credit Fund, a Delaware statutory trust, as the collateral manager (the “Collateral Manager”), Lord Abbett PCF Financing 2 LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the Lenders party hereto, Royal Bank of Canada, as the administrative agent (the “Administrative Agent”) and Computershare Trust Company, N.A., not in its individual capacity but as the collateral agent (the “Collateral Agent”) and as the collateral custodian (the “Collateral Custodian”).

WHEREAS, the Collateral Manager, the Borrower, the Administrative Agent, the Lenders from time to time party thereto, the Collateral Agent and the Collateral Custodian are party to the Loan and Security Agreement, dated as of December 1, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), providing, among other things, for the making and the administration of the Advances by the Lenders to the Borrower;

WHEREAS, the parties hereto desire to amend the Loan Agreement in accordance with Section 12.1 of the Loan Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. As of the date of this Amendment, the Loan Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

ARTICLE III

Representations and Warranties

SECTION 3.1. Each of the Borrower and the Collateral Manager hereby represents and warrants to each other party hereto that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the Loan Agreement and the other Transaction Documents are true and correct in all material respects on and as of such day (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects, and except for those representations and warranties made as of a specific date which are true, correct, and complete as of such date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective as of the Amendment Effective Date upon:

(a) the execution and delivery of this Amendment by each party hereto;

(b) the Administrative Agent shall have received satisfactory evidence that the Borrower has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby;

(c) the Administrative Agent shall have received the executed legal opinion or opinions of Dechert LLP, counsel to the Borrower and the Collateral Manager, in form and substance acceptable to the Administrative Agent in its reasonable discretion;

(d) each of the Administrative Agent and the Lenders have received all fees due and payable to such Person; and

(e) the Administrative Agent shall have received, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Borrower and the Collateral Manager.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes.

SECTION 5.4. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.5. Electronic Signatures. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Effective Date.

LORD ABBETT PCF FINANCING 2 LLC, as the Borrower

By:	Lord Abbett Private Credit Fund, its sole member

By:	/s/ Randolph Stuzin
Name:	Randolph Stuzin
Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

LORD ABBETT PRIVATE CREDIT FUND, as Collateral Manager

By:	/s/ Randolph Stuzin
Name:	Randolph Stuzin
Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Nichole Foraker
Name:	Nichole Foraker
Title:	Authorized Signatory

By:	/s/ Lorna P. Mendelson
Name:	Lorna P. Mendelson
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Lorna P. Mendelson
Name:	Lorna P. Mendelson
Title:	Authorized Signatory

By:	/s/ Ricardo Hipolito
Name:	Ricardo Hipolito
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity but solely as Collateral Agent

By:	/s/ Philip Dean
Name:	Philip Dean
Title:	Vice President

COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity but solely as the Collateral Custodian

By:	/s/ Philip Dean
Name:	Philip Dean
Title:	Vice President

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

Appendix A

EXECUTION VERSION

Conformed to Amendment No. 1 to LSA, dated as of April 23, 2026

LOAN AND SECURITY AGREEMENT

by and among

LORD ABBETT PRIVATE CREDIT FUND,

as the Collateral Manager

LORD ABBETT PCF FINANCING 2 LLC,

as the Borrower

EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO,

as the Lenders

ROYAL BANK OF CANADA,

as the Administrative Agent

and

COMPUTERSHARE TRUST COMPANY, N.A.

as the Collateral Agent and the Collateral Custodian

Dated as of December 1, 2025

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“Target Transaction Par Amount”: (a) From (and including) the Closing Date, to (but excluding) the twelve-month anniversary of the Closing Date, the greater of (x) $~~430,000,000~~575,000,000 and (y) the amount calculated pursuant to clause (b) hereof, and (b) from (and including) the twelve-month anniversary of the Closing Date to (and including) the last day of the Reinvestment Period, the greater of (i) the Dollar Equivalent of the aggregate Adjusted Principal Balance of all Eligible Loans as of the close of business on the six-month anniversary of the Closing Date and (ii) the then-current Dollar Equivalent of the aggregate Adjusted Principal Balance of all Eligible Loans, and (c) from (but excluding) the last day of the Reinvestment Period, the amount calculated pursuant to clause (b) hereof as of the last day of the Reinvestment Period.

“Taxes”: All present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term RFR Advance”: Individually and collectively as the context may require, a Daily SOFR Advance or a Daily Compounded CORRA Rate Advance.

“Termination Date”: The earliest of (a) the date that is twenty four (24) months after the Reinvestment Period End Date, (b) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date, in each case, pursuant to Section 9.2(a), (c) the date specified in the Borrower’s notice of declaration of the Termination Date pursuant to Section 2.3(c) or (d) the Specified Call Date.

“Transaction”: The meaning specified in Section 3.2.

“Transaction Documents”: This Agreement, the Sale Agreement, the Account Control Agreement, the Fee Letter, each Note, any Joinder Supplement, any Transferee Letter, any Assignment and Assumption and the Collateral Agent Fee Letter.

“Transferee Letter”: The meaning specified in Section 12.16.

“Transferor”: Lord Abbett Private Credit Fund, a Delaware statutory trust, as seller of Loans to the Borrower.

“Transferor Loan”: Each Loan sold and/or contributed by the Transferor or an Affiliate thereof to the Borrower.

“Transferor Purchased Loan Balance”: As of any date of determination, an amount equal to the aggregate Outstanding Balance of all Transferor Loans acquired by the Borrower prior to such date.

“UCC”: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

“Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Uncertificated Security”: The meaning specified in Section 8-102(a)(18) of the

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Annex B

COMMITMENTS

Lender	Commitment
Royal Bank of Canada	$~~300,000,000~~400,000,000
Total:	$~~300,000,000~~400,000,000

[Annex B]

Loan and Security Agreement

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